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                                                                   EXHIBIT 10.13



                                PROMISSORY NOTE


This Note has not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise disposed of in contravention of the provision of such Act.


$5,000,000.00                                          Dated: December 30, 1996


       FOR VALUE RECEIVED, the undersigned Chadmoore Communications, Inc., a Nevada corporation (the "Payor"), hereby unconditionally promises to pay to the order of Motorola, Inc., a Delaware corporation, or its assigns (the "Payee") in lawful money of the United States of America and in immediately available funds, the principal sum of Five Million Dollars ($5,000,000.00), or, if less, the aggregate unpaid principal amount of all advances made by Payee to Payor pursuant to the Loan Facility (as defined in the Financing Agreement) established under the Financing Agreement (as defined below). Each advance made by Motorola under the Loan Facility shall be evidenced by a separate entry on the Grid attached hereto and hereby incorporated as part of this Promissory Note. Interest shall accrue on each advance under the Loan Facility from the date of such advance at the fixed rate equal to 2.5% per annum in excess of the Prime Rate, as quoted in The Wall Street Journal two (2) days prior to the date of such advance. In the event that The Wall Street Journal fails to publish the "Prime Rate," or publishes an erroneous rate on the date upon which reference to such rate is required, the applicable rate shall be equal to 2.5% per annum in excess of the interest rate (rounded upward to the nearest whole multiple of 1/16 of 1% per annum) which Citibank quoted and offered as its prime rate or base rate on such date. Interest shall be calculated on an actual 365/366-day year basis and compounded monthly. Interest shall be payable on the outstanding balance of each drawdown under this Note monthly beginning on the first day of the second calendar month following such advance under the Loan Facility. The principal balance of the portion of this Promissory Note evidenced by each advance reflected on the Grid shall be payable monthly beginning on the same dates as the interest payments and shall become due and payable in full on the date reflected on the Grid (which date shall be thirty-six (36) months after the date the first payment is due with respect to such advance), unless paid in full on or prior to such date or unless this Note shall have been accelerated pursuant to the terms of the Financing Agreement.

       Payee shall record on the Grid or on its books or records, (i) the principal amount of each advance made by Payee to Payor under the Loan
Facility, (ii) the applicable interest rate for each advance, (iii) the date the first monthly payment of principal and interest shall be due for each such advance, (iv) the date each such advance shall be due and payable, and (v) any prepayment of any principal amount hereof. The record thereof, whether shown on such books or records or on the Grid, shall be prima facie evidence as to all such amounts; provided, however, that the failure of Payee to record any of the foregoing shall not limit or otherwise affect the obligation of the Payor to repay all advances under the Loan Facility, together with accrued interest thereon. Payee shall provide Payor a copy of the Grid after each entry thereon; provided, however, failure by Payee to so provide a copy to Payor shall not limit or otherwise affect the obligation of the Payor to repay all advances under the Loan Facility, together with accrued interest thereon.
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       It shall constitute an event of default hereunder if Payor shall fail to make payment of any installment of principal or interest when due hereunder
(and such failure shall continue for a period of ten (10) Business Days (as defined in the Financing Agreement) after receipt by Payor of written notice from Payee of such failure). Upon the occurrence of any such event of default, the Payee by notice in writing to Payor may declare this Note to be and all remaining payments shall thereupon forthwith become due and payable without presentment, demand, protest or other notice of any kind to Payor. Payor shall pay all reasonable attorneys' fees and expenses incurred by Payee in collecting any defaulted payments hereunder. Notwithstanding the foregoing, the Payee may waive any such event of default. No such waiver shall affect the Payee's rights upon a subsequent event of default.

       Time is of the essence hereof. If any payment is not received when due, Payor agrees to pay to Payee a delinquency charge calculated on such delinquent payment at the lesser of 1.5% per month, or the maximum rate permitted by law, for the term of the delinquency. All payments may, at the option of the Payee, be applied first to delinquency charges, then to interest, and then to principal. The acceptance by the Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of the Payee's right to receive payment in full at such or any other time. Payor may prepay the then outstanding principal, plus interest hereon at any time during the term of this Note without penalty upon not less than five
(5) Business Days (as defined in the Financing Agreement) notice. The principal amount of any prepayment shall be $100,000 or an integral multiple thereof, or such amount as is necessary to prepay this Note in full.

       This Note is issued pursuant to a Financing and Security Agreement among the Payor and Payee dated October 29, 1996 (the "Financing Agreement") to which reference is hereby made for a description of other events of default and the further rights of Payee to accelerate payment hereof, the conditions upon which the maturity hereof may be accelerated by the Payee, and other terms and conditions upon which this Note is issued.

       This Note has not been registered under the Securities Act of 1933, as amended, or any similar securities law of any state ("Securities Laws") and Payee and each subsequent holder, by acceptance of this Note, agrees that no sale, pledge, assignment or other disposition of this Note will be made or attempted until the Payor has been notified of the manner and circumstances of the proposed transaction and the Payor shall have received an opinion of counsel to Payee, or such subsequent holder, in form and substance reasonably satisfactory to counsel for Payor, to the effect that the proposed transaction may be consummated without having to register this Note under any of the Securities Laws.

       Upon compliance with the above requirements and upon surrender of this Note at the offices of the Payor, together with an assignment duly executed by the holder hereof, the Payor will execute and deliver in exchange therefor a new note or notes payable to such payee or payees as may be requested, in aggregate principal amount equal to the unpaid principal amount of the surrendered note and of like tenor (but dated the last date to which interest has been paid on the surrendered Note and excluding any installments for the payment of principal that were paid prior to the issuance of the new note or notes).




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       All agreements between Payor and Payee, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged, received, paid, or agreed to be paid to the holder hereof, exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the holder hereof in excess of the maximum lawful amount, the interest payable to the holder hereof shall be reduced to the maximum amount permitted under applicable law, and if from any circumstance the holder hereof shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to Payor. This paragraph shall control all agreements between Payor and the holder hereof.

       Until receipt of notice of any assignment, the Payor may treat Payee as the owner of this Note for all purposes, including payment of principal and interest.

       This Note shall be subject to, governed and construed according to the laws of the State of Illinois.



                                        CHADMOORE COMMUNICATIONS, INC.


                                        By: /s/ Robert W. Moore
                                            ------------------------------------
                                        Printed Name: Robert W. Moore
                                                      --------------------------
                                        Its: President
                                             -----------------------------------





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                                      GRID

                               TO PROMISSORY NOTE

- --------------------------------------------------------------------------------
                                                                     OPTIONAL/
                           APPLICABLE                                MANDATORY
  DRAWDOWN     AMOUNT       INTEREST     FIRST PAYMENT               PRINCIPAL
   NUMBER       (USD)         RATE         DUE DATE      DATE DUE    PREPAYMENT
- --------------------------------------------------------------------------------
     1        270,651.02     10.625          Feb 1        2/1/99
- --------------------------------------------------------------------------------
     2         71,439.06     10.75          April 1       3/1/00
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------





The Monthly Payment Amount of each advance and the outstanding principal balance under this Promissory Note after giving effect to such advance will be reflected on the Amortization Schedules attached hereto. Each Amortization Schedule will be assigned the number corresponding to the Drawdown Number assigned to such advance.





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